SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 26, 2007

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

Lockheed Martin Corporation held its Annual Meeting of Stockholders on April 26, 2007. Of the 422,425,920 shares outstanding and entitled to vote, 379,493,016 shares were represented at the meeting, or a 89.84% quorum. During the meeting, the stockholders voted on the following matters and:

Proposal 1 – Election of Directors

•

Elected the following fifteen individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2008 and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Withheld
E. C. “Pete” Aldridge, Jr.	278,826,017	100,666,999
Nolan D. Archibald	270,669,127	108,823,889
Marcus C. Bennett	277,845,948	101,647,067
James O. Ellis, Jr.	280,826,472	98,666,544
Gwendolyn S. King	276,647,050	102,845,966
James M. Loy	268,561,560	110,931,455
Douglas H. McCorkindale	277,805,300	101,687,715
Eugene F. Murphy	276,827,924	102,665,091
Joseph W. Ralston	267,931,797	111,561,208
Frank Savage	260,971,073	118,521,943
James M. Schneider	276,874,811	102,618,204
Anne Stevens	277,255,602	102,237,414
Robert J. Stevens	279,099,325	100,393,691
James R. Ukropina	264,044,907	115,448,108
Douglas C. Yearley	276,968,795	102,524,221

Proposal 2 – Ratification of Appointment of Independent Auditors

•

Ratified the appointment of Ernst & Young LLP as the independent auditors to audit the Corporation’s books, records and accounts for the year ended December 31, 2007. There were 367,352,822 votes for the appointment, 8,812,828 votes against the appointment, and 3,327,365 abstentions.

Proposal 3 – Stockholder Proposal by Evelyn Y. Davis

•

Rejected a stockholder proposal which recommended that the Board of Directors identify by name and corporate title in future proxy statements those executive officers that receive in excess of $500,000 annually as a base salary. There were 23,881,495 votes for the proposal, 315,274,542 votes against the proposal, 6,225,754 abstentions and 34,111,223 broker non-votes.

Proposal 4 – Stockholder Proposal by John Chevedden

•

Rejected a stockholder proposal which recommended that stockholders be given the opportunity vote on an advisory management resolution at each annual meeting to approve Compensation Committee report in the proxy statement. There were 137,246,543 votes for the proposal, 184,344,424 votes against the proposal, 23,790,825 abstentions and 34,111,223 broker non-votes.

Proposal 5 – Stockholder Proposal by The Sisters of Mercy of the Americas, Regional Community of Detroit Charitable Trust and Other Groups

•

Rejected a stockholder proposal which recommended that the Board of Directors make available to all shareholders a report on depleted uranium and other nuclear weapons related involvement. There were 29,446,362 votes for the proposal, 264,192,782 votes against the proposal, 51,742,648 abstentions and 34,111,223 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

/s/ David A. Dedman
David A. Dedman Vice President and Associate General Counsel

April 27, 2007